77Q1(a)


Articles of Amendment of American Century
Quantitative Equity Funds, Inc., dated March 27,
2017 (filed electronically as Exhibit a31 to Post-
Effective Amendment No. 91 to the Registration
Statement of the Registrant filed on April 7, 2017,
File No. 33-19589 and incorporated herein by reference).